Exhibit 10.1

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of September 27, 2016 (the “Amendment Closing Date”) by and among Bacterin International, Inc., a Nevada corporation (the “Borrower”), ROS acquisition offshore lp, a Cayman Islands Exempted Limited Partnership (“ROS”) and OrbiMed Royalty Opportunities II, LP, a Delaware limited partnership (“Royalty Opportunities”).

WHEREAS, the Borrower, ROS and Royalty Opportunities are party to that certain Amended and Restated Credit Agreement, dated as of July 27, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of March 31, 2016, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 25, 2016, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2016, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of July 29, 2016 and that certain Fifth Amendment to the Amended and Restated Credit Agreement, dated as of August 12, 2016 (the “Credit Agreement”), pursuant to which (i) ROS and Royalty Opportunities, as Lenders under the Credit Agreement, have extended credit to the Borrower on the terms set forth therein and (ii) each Lender has appointed ROS as the administrative agent (the “Administrative Agent”) for the Lenders;

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Administrative Agent (acting on behalf of the Lenders);

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.         Amendments to Section 3.2. The last sentence of Section 3.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“At such time as the Borrower pays, prepays or repays, or is required to pay, prepay or repay, any principal amount of the Loans, whether on the Maturity Date or otherwise, whether voluntarily or involuntarily (if involuntarily, whether required by this Agreement or any other Loan Document) and whether before or after acceleration of the Obligations, including without limitation any payment pursuant to any provision of this Section 3.2, the Borrower shall pay to each Lender, a fee in the amount equal to 9.0% of the aggregate principal amount of such payment, prepayment or repayment to such Lender.”

3.         Amendments to Section 3.4. Section 3.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)        From and after the Restatement Date until June 30, 2018:

          (i)       other than the Interest Period beginning on (and including) July 1, 2016 and ending on September 30, 2016, interest payable in cash by the Borrower shall accrue on the Loans during such period at a rate per annum equal to 9.00%;

       (ii)       additional interest (“PIK Interest”) shall accrue on the Loans during such period at a rate per annum equal to the difference of (A) the sum of (1) the Applicable Margin plus (2) the higher of (x) the LIBO Rate for such Interest Period and (y) 1.00% minus (B) 9.00%, and such PIK Interest shall be added to the outstanding principal amount of the Loans on the last day of each Fiscal Quarter until June 30, 2018; and

       (iii)     during the Interest Period beginning on (and including) July 1, 2016 and ending on September 30, 2016, further PIK Interest shall also accrue on the Loans during such period at a rate per annum equal to 9.00%, and such PIK Interest shall be added to the outstanding principal amount of the Loans on September 30, 2016.”

4.         Amendments to Section 7.13. Section 7.13(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)       maintain a current and complete list of all accounts (of the type initially set forth on Schedule 6.23) and promptly deliver any updates to such list to the Administrative Agent; execute and maintain an account control agreement for each such account, in form and substance reasonably acceptable to the Administrative Agent (each such account, a “Controlled Account”); and maintain each such account as a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations (and in which Holdings, the Borrower and the Subsidiaries shall have granted a Lien to the Administrative Agent and the Lenders); provided that (a) any accounts with an end-of-day balance less than $50,000 individually, or $100,000 in the aggregate (or such other interim balance, on deposit for no more than three Business Days, used exclusively for the purposes of making payroll in the ordinary course of business), used exclusively for payroll, payroll taxes or employee benefits, to the extent legal requirements prohibit the granting of a Lien thereon, need not be Controlled Accounts and (b) account number 630600000296 maintained at Big Sky Bank need not be a Controlled Account so long as such account does not have a balance which exceeds $50,000;”

5.         Amendments to Section 8.2. Section 8.2(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e)        purchase money Indebtedness and Capitalized Lease Liabilities in an aggregate amount at any time outstanding not to exceed $2,000,000;”

6.         Amendments to Section 8.4(a). Section 8.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)       Minimum Revenue Base. The Revenue Base for any Fiscal Quarter shall not be less than the amount set forth below for such Fiscal Quarter:

Fiscal Quarter Ending	Minimum Revenue Base
September 30, 2015	$17,500,000
December 31, 2015	$20,000,000
March 31, 2016	$20,000,000
June 30, 2016	$20,000,000
September 30, 2016	$20,000,000
December 31, 2016	$20,000,000
March 31, 2017	$25,000,000
June 30, 2017	$25,000,000
September 30, 2017	$27,500,000
December 31, 2017	$27,500,000
March 31, 2018	$27,500,000
June 30, 2018	$27,500,000
September 30, 2018	$30,000,000
December 31, 2018	$30,000,000
March 31, 2019	$30,000,000
June 30, 2019	$30,000,000
September 30, 2019	$30,000,000
December 31, 2019	$30,000,000
March 31, 2020	$30,000,000
June 30, 2020	$30,000,000

7.         Waiver of Amended Covenants. The Lenders hereby waive any non-compliance with the covenants set forth in Section 8.4(c) of the Credit Agreement as in effect prior to this Amendment for (a) the most recent four Fiscal Quarters ended September 30, 2016 and (b) the most recent four Fiscal Quarters ended December 31, 2016.

8.         Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Borrower and the Administrative Agent of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Borrower and the Administrative Agent.

9.         Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent) incurred in connection with the Administrative Agent’s review, consideration and evaluation of this Amendment, including the rights and remedies available to it in connection therewith, and the negotiation, preparation, execution and delivery of this Amendment.

10.       Representations and Warranties. The Borrower represents and warrants to each Lender as follows:

(a)       After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)       After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement will occur or be continuing.

11.       No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

12.       Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT, ACTING ON BEHALF OF THE LENDERS, TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)       WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)       RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR

(c)      MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

13.       Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BACTERIN INTERNATIONAL, INC., as the Borrower

By:	/s/ John Gandolfo
Name:	John Gandolfo
Title:	CFO

ROS Acquisition Offshore LP, as a Lender and as the Administrative Agent
By ROS Acquisition Offshore GP Ltd.,
its General Partner
By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as a Lender
By OrbiMed ROF II LLC,
its General Partner
By OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

Signature Page to Sixth Amendment to A&R Credit Agreement